UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2012

FIRST FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-17122	57-0866076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 2440 Mall Drive, Charleston, South Carolina  29406
 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (843) 529-5933

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 22, 2012, the Board of Directors of First Financial Holdings, Inc. (the “Company”) approved the Company’s Amended and Restated Bylaws, attached hereto as Exhibit 3.1.  The Amended and Restated Bylaws: (i) removed previous Article III, Section 3 regarding the qualification of directors and the requirement that each director own not less than 100 shares of the Company; (ii) amend Article III, Section 3 to provide that a schedule of regular meetings of the Board of Directors will be provided at the first meeting of the Board to be held after the annual meeting of stockholders and that no further notice will be required for regular meetings; (iii) amend Article III, Section 4 to provide that director participation in a special meeting by conference telephone or other communications equipment will constitute presence in person; (iv) add new Article III, Section 5 to provide an attendance policy that requires any director who is unable to attend a scheduled meeting to notify the Secretary; (v) amend Article III, Section 6 to provide for at least twenty-four hours written notice of a special meeting of directors when delivered personally, by telegram or by facsimile or other electronic transmission; (vi) amend Article III, Section 4 and Section 13 to remove references to “actual attendance” from the first and second sentences so as to allow for directors and members of committees to be compensated for their attendance at each regular or special meeting of the Board or the committee, whether in person or by means of telephone or similar communication; (vii) amended Article V, Section 1 to remove the sentences describing the authority of the Board to appoint executive and senior vice presidents and other officers, which authority was added to new Article V, Sections 4 and 7; (viii) amend Article V, Section 2 to remove the requirement that officers be elected annually by the board of directors; (ix) added new Article V, Sections 3 to 7 to describe the duties and responsibilities of the President and Chief Executive Officer, Vice Presidents, Secretary, Treasurer and Other Officers and Employees; (x) amend Article V, Section 9 to provide that any vacancy in an office that was filled by the president or another officer may be filled by the president or any officer authorized to fill the position; (xi) removed previous Article V, Section 5 regarding the remuneration of officers; (xii) removed previous Article VI regarding contracts, loans, checks and deposits; and (xiii) removed previous Article X regarding the board of directors authority to prescribe the form of the Company’s corporate seal.  Accordingly, Sections 4 through 16 of Article III have been re-designated as Sections 3 through 16, Sections 3 through 5 of Article V have been re-designated as Sections 8 and 9, and previous Articles VII through XI have been re-designated as Articles VI through IX.

A copy of the Company’s Amended and Restated Bylaws is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

Exhibits

Number    Description

3.1          Amended and Restated Bylaws of First Financial Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC. (Registrant)

Date: March 23, 2012	By:	/s/ Robert L. Davis
Robert L. Davis
Executive Vice President and Corporate Counsel